Exhibit 10.5(b)
September 30, 2005
Mr. Roger Linquist
MetroPCS Wireless, Inc.
8144 Walnut Hill Lane, Suite 800
Dallas, TX 75234
Amendment No. 1 (this “Amendment”) to the General Purchase Agreement between MetroPCS Wireless, Inc. and Lucent Technologies Inc. effective June 6,2005 (Contract No.: LNM01NMDK02005) (the “Agreement”)
Dear Mr. Linquist:
     This Amendment to the Agreement by and between MetroPCS Wireless, Inc. and Lucent Technologies Inc. is effective June 6, 2005, and sets forth the Parties’ agreement to amend Attachment A to the Agreement by adding the following text under the box heading *** and under the listing *** in Section 4.A.(i) (capitalized terms used herein which are not defined herein shall have the meanings ascribed to them in the Agreement):
     ***

***	Where this marking appears throughout this Exhibit 10.5(b), information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately.

September 30, 2005

***
     This Amendment shall be effective for all Purchase Orders placed on or after June 6, 2005.
     Except as provided herein, all of the terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified and in full force and effect. In case of any conflict between the provisions of this Amendment and those of the Agreement, the provisions of this Amendment will take precedence. This Amendment and the non-conflicting terms and conditions of the Agreement constitute the entire agreement, and supersede all previous and contemporaneous understandings (both written and oral), between Seller and Customer regarding the subject matter.

METROPCS WIRELESS, INC.		LUCENT TECHNOLOGIES INC.

By:	/s/ Roger D. Linquist	By:	/s/ Mark Gardner

Name:	Roger D. Linquist	Name:	Mark Gardner

Title:	President & CEO	Title:	Regional Sales Director

Date:	10/10/05	Date:	10/28/05
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.